Note 5 - Vessels, Net	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Property, Plant, and Equipment [Text Block]
5.	Vessels, net

The amounts in the accompanying consolidated balance sheets are as follows:

	Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2024	250,841,629	(47,313,513)	203,528,116
- Depreciation for the year	-	(13,877,730)	(13,877,730)
- Vessel improvements	1,339,053	-	1,339,053
- Vessel held for sale	(5,231,397)	2,504,133	(2,727,264)
- Impairment loss	(7,072,940)	4,276,335	(2,796,605)
Balance, December 31, 2024	239,876,345	(54,410,775)	185,465,570
- Depreciation for the year	-	(12,410,687)	(12,410,687)
- Vessel improvements	293,598	-	293,598
- Sale of vessels	(21,757,824)	14,300,048	(7,457,776)
Balance, December 31, 2025	218,412,119	(52,521,414)	165,890,705

As of December 31, 2025, all of the Company’s vessels with a carrying value of $165.9 million are mortgaged as collateral under the Company’s loan agreements (see Note 8).

For the year ended December 31, 2024, the Company installed new mooring system management software and eco retrofits for a total cost of $1.3 million on certain of the Company’s vessels. For the year ended December 31, 2025, the Company installed new software and equipment monitoring systems regarding eco retrofits and loading retrofits for a total cost of $0.3 million on certain of the Company’s vessels. All these installations qualified as vessel improvements and were therefore capitalized.

Sale of vessels

On January 29, 2025, the Company signed an agreement to sell M/V “Tasos”, a 75,100 dwt drybulk vessel, built in 2000, for demolition, for approximately $5.0 million, following a strategy of disposing older vessels. As of   December 31, 2024, M/V “Tasos” was actively marketed and met the criteria for the classification as held for sale. It was therefore presented at its net book value of $2.7 million, together with its inventory on board amounting to $0.06 million in the “Assets held for sale” line in the current assets section of the consolidated balance sheets as of December 31, 2024. The vessel was delivered to its buyers, an unaffiliated third party, on March 17, 2025, resulting in a net gain on sale of $2,083,596, presented in the “Net gain on sale of vessels” line in the “Operating Expenses” section of the consolidated statements of operations for the year ended December 31, 2025.

On August 24, 2025, the Company signed an agreement to sell M/V “Eirini P”. a 76,466 dwt drybulk vessel, built in 2004, for $8.5 million, following a strategy of disposing older vessels. The vessel was delivered to its buyers, an unaffiliated third party, on October 21, 2025, resulting in a net gain on sale of $710,153, presented in the “Net gain on sale of vessels” line in the “Operating Expenses” section of the consolidated statements of operations for the year ended  December 31, 2025.

Impairment analysis

In light of the prevailing conditions in the shipping industry, as of December 31, 2024, the Company performed an analysis of the future undiscounted net operating cash flows for the one operating vessel, M/V “Santa Cruz”, whose carrying value was above its respective market value and determined that the net book value of the aforementioned vessel was not recoverable. Consequently, the Company recorded an impairment charge of $2.8 million based on the Company’s impairment test results, to reduce the carrying value of the vessel to its estimated market value. The estimated fair value was based on the Company's best estimate of the fair value of the vessel on a time charter free basis, and was supported by a vessel valuation of an independent shipbroker as of December 31, 2024 (refer Note 15). As of December 31, 2025, there were no indicators of impairment for any of the Company’s vessels.